SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): February 27, 2007


                           COMMUNITY BANKSHARES, INC.




Incorporated under the    Commission File No. 000-22054      I.R.S. Employer
laws of South Carolina                                       Identification No.
                                                                 57-0966962




                              102 Founders Court

                        Orangeburg, South Carolina 29118

                             Telephone: 803-535-1060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     (b) J. Otto Warren, Jr., resigned as a director of the registrant on February 27, 2007.

     (d) Charles P. Thompson, Jr., was elected to fill the vacancy on February 27, 2007. Mr. Thompson, age 60, is a registered pharmacist, the owner of several pharmacies and a developer of medical parks. Mr. Thompson lives in Orangeburg, South Carolina and has ten years experience on the board of directors of registrant's subsidiary bank.


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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    COMMUNITY BANKSHARES, INC.
                                    (Registrant)



Date: March 5, 2007                 By: /s/ William W. Traynham
                                       -----------------------------------------
                                       William W. Traynham
                                       President and Chief Financial Officer